AlphaCentric Strategic Income Fund

Class A: SIIAX Class C: SIICX Class I: SIIIX

SUMMARY PROSPECTUS

June 7, 2021

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://www.alphacentricfunds.com/literature_forms/. You can also get this information at no cost by calling 1-844-ACFUNDS (844-223-8637), emailing info@AlphaCentricFunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, each dated June 7, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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FUND SUMMARY: AlphaCentric STRATEGIC INCOME Fund

Investment Objective: The Fund’s investment objective is total return through current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Examples below.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 54 and “Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers” and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 40 and Waiver of Up-Front Sales Charge on Class A Shares on page 41.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses[1]	2.12%	2.87%	1.87%
Fee Waiver and/or Expense Reimbursement[1,2]	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.74%	2.49%	1.49%

1 Estimated for the current fiscal year.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding certain expenses including brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses) at 1.74%, 2.49% and 1.49% of the Fund’s Class A shares, Class C shares, and Class I shares, respectively, through July 31, 2022. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, July 31, 2022, and then depicts the Fund’s total annual expenses thereafter.

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The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year	Class A	Class C	Class I
1	$643	$252	$152
3	$1,073	$853	$551

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

Goshen Rock Capital, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”) seeks undervalued investments and endeavors to identify overlooked factors that lead to price appreciation. The Sub-Advisor uses a fundamental, research driven approach to detect market inefficiencies and to identify what it perceives to be attractive risk-adjusted return potential. The Sub-Advisor’s analytic framework typically incorporates a “bottom up,” value-oriented evaluation of an investment’s potential. For fixed income securities, analysis is focused on understanding credit risks as well as structural nuances that could affect value. For equity securities, the focus revolves around asset-based analysis to uncover overlooked sources of value. The Sub-Advisor endeavors to purchase securities at a discount to their actual value based on the Sub-Advisor’s assessment of quantitative and qualitative factors (i.e., “intrinsic value”). The Sub-Adviser generally sells a security when it is at or near its intrinsic value or to facilitate the purchase of a security with a more attractive risk-adjusted return potential. Ultimately, investment decisions rely on the judgement and experience of the Sub-Advisor.

The Fund seeks to achieve its investment objective by investing primarily in interest-bearing fixed income securities and dividend paying equity securities. The Fund focuses its investments in agency and non-agency residential and commercial mortgage-backed securities (“MBS”), including MBS secured by sub-prime mortgages; and debt and equity securities of companies engaged in real estate and mortgage related businesses, including, but not limited to, mortgage originators, mortgage servicers and real estate investment trusts (mortgage and equity) (“REITs"). The Fund may also invest in senior and subordinate collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”), and the senior and subordinate debt securities and equity securities of businesses unrelated to real estate and mortgages. The Fund’s CDO or CLO investments will be concentrated in debt tranches, a portion of which could be subordinate debt tranches rated below investment grade. The Fund may invest in domestic and foreign entities.

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The Fund concentrates its investments (i.e., invests more than 25% of its net assets) in securities of real estate industry companies. Real estate industry companies are defined by the Fund as REITs, MBS and companies that derive a majority of their revenue from real estate or mortgage related businesses or have a majority of their assets invested in real estate or mortgages.

The Fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The more sensitive a security is to changes in interest rates, the higher its volatility risk. The Fund may invest in distressed asset backed securities and other below investment grade securities (commonly referred to as "junk") without limitation. Below investment grade securities are rated below Baa3 by Moody's Investor Services or equivalently by another nationally recognized statistical rating organization as well as non-rated securities. The equity securities in which the Fund may invest include the common stock, preferred stock and American Depository Receipts (“ADRs”) of companies of any capitalization. The Fund may hold up to 15% of its net assets in illiquid investments. The Fund may use derivatives for hedging purposes. The Fund may hedge against rising interest rates through interest rate swaps, interest rate-linked futures and options. The Fund may hedge against rising default rates through credit default swaps, total return swaps linked to an asset or asset class that is representative of the default risks faced by the Fund, and credit spread options.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Distribution Policy: The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – AlphaCentric Strategic Income Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

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•	ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies.

•	Call Risk. Call risk is the risk that a security may be redeemed prior to its anticipated maturity. Call risk may impact the Fund’s profits and/or require it to reinvest at lower yields than were expected

•	CDOs and CLOs Risk: CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. Losses incurred by a CDO or CLO are borne first by holders of equity and the most subordinate tranches. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

•	Changing Fixed Income Market Conditions Risk. The current low interest rate environment was created in part by actions taken by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) in response to COVID-19 to keep the federal funds rate at a low level, including expanding the scope of its repurchase agreement operations, and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of the Fund to decrease to the extent that it invests in fixed rate fixed income securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

•	Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
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•	Credit Risk. Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. Credit risk may be substantial for the Fund, particularly with respect to the non-agency residential mortgage-backed securities in which the Fund invests.

•	Derivatives Risk. The Fund may use derivatives (including options, futures and swaps) to hedge against market declines and rising default rates. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.

•	Distribution Policy Risk. The Fund’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

•	Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

•	Extension Risk. Extension risk is the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected.

•	Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.
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•	Foreign Securities Risk. Since the Fund’s investments may include American Depositary Receipts (“ADRs”) and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

The departure of the United Kingdom and the potential departure of additional countries from the European Union may have significant political and financial consequences on global markets. Uncertainty relating to the withdrawal procedures and timeline may have adverse effects on valuations and the renegotiation of current trade agreements, as well as an increase in financial regulation in such markets.

•	Industry Concentration Risk. A fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

•	Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity. From time to time, the maturity and effective duration of the Fund’s bond portfolio may vary. While interest rates are at historic lows, a heightened risk to the Fund is posed by the greater potential for rising interest rates to the extent the Fund’s portfolio includes longer-term fixed income securities.

•	Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

•	Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.

•	Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization
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companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

•	Legislative Risk. Legislative changes can adversely affect the value of the Fund’s portfolio. Legal, tax and other regulatory changes can be expected to occur over time that may adversely affect the Fund. The regulatory environment with respect to investment funds and their managers is evolving, and changes in regulations that affect investment funds and asset managers may result in an adverse effect on the value of the investments made by the Fund and on the ability of the Fund to pursue its investment objectives.

•	LIBOR Risk. The Fund has exposure to LIBOR-linked investments and anticipates that LIBOR will be phased out by the end of 2021. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies and potential for short-term and long-term market instability. Because of the uncertainty regarding the nature of any replacement rate, the Fund cannot reasonably estimate the impact of the anticipated transition away from LIBOR at this time. If the LIBOR replacement rate is lower than market expectations, there could be an adverse impact on the value of preferred and debt securities with floating or fixed-to-floating rate coupons.

•	Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

•	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The global impact of the coronavirus on the economic and financial markets have caused severe market dislocations and liquidity constraints in fixed income markets including many of the securities the Fund holds. To satisfy shareholder redemptions, it is more likely the Fund will be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

•	Management Risk. The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

•	Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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•	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

•	Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time. Subprime mortgages are riskier and potentially less liquid than mortgage-backed securities.

•	New Sub-Advisor Risk. The Sub-Advisor has not previously managed a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

•	Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible 60 to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

•	Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.
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Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

•	Prepayment Risk. Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Prepayment risk may impact the Fund’s profits and/or require it to reinvest at lower yields than were expected.

•	Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

•	Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

•	Smaller and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

•	Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund’s ability to sell these securities. The lack of
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a liquid market for these securities could decrease the Fund’s share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Performance: The Fund acquired all the assets and liabilities of Strategos Deep Value Fund LP (the “Predecessor Fund”) in a tax-free reorganization on May 28, 2021.  In connection with this acquisition, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Fund’s investment objective, policies, restrictions, and guidelines are, in all material respects, equivalent to the Predecessor Fund’s investment objective, policies, restrictions, and guidelines. The Fund’s Sub-Advisor is an affiliate of the adviser to the Predecessor Fund and the Portfolio Managers for the Fund were also the portfolio managers for the Predecessor Fund. The financial statements for the Predecessor Fund can be found in the Fund’s SAI. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each full calendar year since the Predecessor Fund’s inception. Although Class A and Class C shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A and Class C shares are different from Class I shares because Class A, and Class C shares have different expenses than Class I shares. Class A sales charges are reflected in the information shown below in the average annual total return table. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index and supplemental broad-based securities market index composed of U.S. REITs.  You should be aware that the Fund’s and Predecessor Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

The Fund’s performance provided below for periods prior to the commencement of the Fund’s operations is that of the Predecessor Fund, which includes all the Predecessor Fund’s gross fees and expenses over various periods ended December 31, 2020, in the case of the performance table, as adjusted to include the applicable sales loads of each class of shares of the Fund. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance would have been lower. The Predecessor Fund did not have a distribution policy. It was a limited partnership, did not qualify as a regulated investment company for federal income tax purposes, and did not pay dividends or distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements that are imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected.

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Annual Total Returns*

*The returns shown are for the Class I shares of the Fund. Class A and Class C shares would have substantially similar returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent the Classes do not have the same expenses.

During the period shown in the bar chart, the highest return for a quarter was 24.17% (quarter ended June 30, 2020), and the lowest return for a quarter was (9.89)% (quarter ended March 31, 2020). The Fund’s Class I shares year-to-date returns as of March 31, 2021 was 8.99%.

Average Annual Total Returns

(for the periods ended December 31, 2020)

	1 Year	5 Year	Since the Predecessor Fund’s Inception (August 1, 2011)
Class I Shares[1]	50.45%	15.81%	13.58%
Class A Shares[1,2]	41.48%	14.17%	12.58%
Class C Shares[1]	49.06%	14.66%	12.45%
Bloomberg U.S. MBS TR Index (reflects no deduction for fees, expenses or taxes)	3.87%	3.05%	2.77%
S&P U.S. REIT Net TR Index (reflects no deduction for fees, expenses or taxes)	(8.62)%	3.34%	6.12%

1. Includes the effect of performance fees paid by the investors of the Predecessor Fund.

2. Includes the effect of the maximum sales load.

Updated performance information and daily net asset value per share are available at no cost by calling toll-free 1-844-223-8637.

Advisor: AlphaCentric Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Goshen Rock Capital, LLC is the Fund’s investment sub-advisor.

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Portfolio Managers: David Gregory, Managing Member and Portfolio Manager of the Sub-Advisor, and Alex Cigolle, CFA, a Member and Portfolio Manager of the Sub-Advisor, are co-portfolio managers of the Fund and are jointly and primarily responsible for the day to day management of the Fund's portfolio. They have served the Fund in this capacity since the Fund commenced operations in 2021.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $100. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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